SUMMARY PROSPECTUS
November 26, 2021 (As Amended September 22, 2022)
MFS® Emerging Markets Equity Research Fund

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s reports to shareholders and statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated November 26, 2021, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

CLASS	TICKER SYMBOL
Class A	EEMPX
Class C	EEMRX
Class I	EEMIX
Class R1	EEMDX
Class R2	EEMEX
Class R3	EEMFX
Class R4	EEMGX
Class R6	EEMHX

Summary of Key Information
Investment Objective
The fund’s investment objective is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay when you buy, hold, and sell shares of the fund. Investors may also pay commissions or other fees to their financial intermediaries when they buy, hold, and sell shares of the fund, which are not reflected below.
The annual fund operating expenses are based on estimated "Other Expenses" for the current fiscal year expressed as a percentage of each class' estimated average net assets during the period.
You may qualify for sales charge reductions if, with respect to Class A shares, you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers and Reductions” on page 9 and “Appendix A – Waivers and Reductions of Sales Charges” on page A-1 of the fund’s prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Class	A	C	I	R1	R2	R3	R4	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Class	A	C	I	R1	R2	R3	R4	R6
Management Fee	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	10.30%	10.30%	10.30%	10.30%	10.30%	10.30%	10.30%	10.29%
Total Annual Fund Operating Expenses	11.50%	12.25%	11.25%	12.25%	11.75%	11.50%	11.25%	11.24%
Fee Reductions and/or Expense Reimbursements[1]	(10.19)%	(10.19)%	(10.19)%	(10.19)%	(10.19)%	(10.19)%	(10.19)%	(10.25)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.31%	2.06%	1.06%	2.06%	1.56%	1.31%	1.06%	0.99%

#	This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.
1
Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 1.31% of the class' average daily net assets annually for each of Class A and Class R3 shares, 2.06% of the class' average daily net assets annually for each of Class C and Class R1 shares, 1.06% of the class' average daily net assets annually for each of Class I and Class R4 shares, 1.56% of the class' average daily net assets annually for Class R2 shares, and 0.99% of the class' average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least November 30, 2022.

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MFS Emerging Markets Equity Research Fund

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.
Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS
Class A Shares	$701	$2,805
Class C Shares assuming[1]
redemption at end of period	$309	$2,552
no redemption at end of period	$209	$2,552
Class I Shares	$108	$2,303
Class R1 Shares	$209	$2,552
Class R2 Shares	$159	$2,428
Class R3 Shares	$133	$2,366
Class R4 Shares	$108	$2,303
Class R6 Shares	$101	$2,296

1	Shares automatically convert to Class A shares approximately eight years after purchase; therefore, the expense examples reflect Class A share expenses after eight years.

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  For the period from the fund's commencement of operations on February 23, 2021, to the fund's fiscal year end of July 31, 2021, the fund’s portfolio turnover rate was 17% of the average value of its portfolio.
Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund’s net assets in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries are countries whose financial and capital markets are in the development phase and include countries located in Latin America, Asia, Africa, the Middle East, and developing countries of Europe, primarily Eastern Europe.
MFS may also invest in equity securities of issuers that are not tied economically to emerging market countries.
Equity securities include common stocks and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.
In selecting investments for the fund, MFS is not constrained by any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.
MFS may invest the fund’s assets in securities of companies of any size.
MFS normally invests the fund's assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the fund’s assets in issuers in a single industry, sector, country, or region.
The fund is a non-diversified fund. This means that MFS may invest a significant percentage of the fund’s assets in a single issuer or a small number of issuers.
In conjunction with a team of investment research analysts, sector leaders select investments for the fund. MFS generally manages the fund to be sector neutral to the MSCI Emerging Markets Index using MFS' custom industry and sector categories to classify the fund and the MSCI Emerging Markets Index's holdings.
MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative screening tools that systematically evaluate issuers may also be considered.
For purposes of the fund's 80% policy, net assets include the amount of any borrowings for investment purposes.
Principal Risks
As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
The principal risks of investing in the fund are:
Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.
Equity Market Risk/Company Risk:  Equity markets are volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions.  These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general.  Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.
Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These factors can make foreign investments, especially those tied economically to emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.
Emerging Markets Risk:  Investments tied economically to emerging markets, especially frontier markets, can involve additional and greater risks than the risks associated with investments in developed markets.  Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and

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MFS Emerging Markets Equity Research Fund

instruments, and greater political, social, geopolitical, and economic instability than developed markets.
Currency Risk: The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, and changes in currency exchange rates impact the financial condition of companies or other issuers and may change the value in U.S. dollars of investments denominated in foreign currencies.
Focus Risk:  Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions, and the fund's performance will be affected by the conditions in the industries, sectors, countries and regions to which the fund is exposed.
Non-Diversification Risk:  Because MFS may invest a significant percentage of the fund’s assets in a single issuer or small number of issuers, the fund’s performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of diversified funds.
Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.
Large Shareholder Risk: From time to time, shareholders of the fund (which may include institutional investors, financial intermediaries, or other MFS funds) may make relatively large redemptions or purchases of fund shares.  These transactions may cause the fund to sell securities or invest additional cash, as the case may be, at disadvantageous prices.  Redemptions of a large number of shares also may increase transaction and other costs or have adverse tax consequences for shareholders of the fund by requiring a sale of portfolio securities.  Purchases of a large number of shares may adversely affect the fund's performance to the extent that it takes time to invest new cash and the fund maintains a larger cash position than it ordinarily would.
Performance Information
The bar chart and performance table are not included because the fund did not have a full calendar year of operations as of the date of this prospectus.  Performance information reflecting the fund's performance since it commenced operations is available online at mfs.com or by calling 1-800-225-2606.  The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future.
Investment Adviser
MFS serves as the investment adviser for the fund.
Portfolio Manager(s)

Portfolio Manager	Since	Title
Sanjay Natarajan	February 2021	Investment Officer of MFS
Deividas Seferis	February 2021	Investment Officer of MFS
Effective December 31, 2022, Deividas Seferis will no longer be a portfolio manager of the fund.
Effective December 31, 2022, the following is added to the above table:
Portfolio Manager	Since	Title
Gregory Johnsen	December 2022	Investment Officer of MFS

Purchase and Sale of Fund Shares
You may purchase and redeem shares of the fund each day the New York Stock Exchange (the NYSE) is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, Suite 219341, 430 W 7th Street, Kansas City, MO 64105-1407), by mail ([Fund Name], P.O. Box 219341, Kansas City, MO 64121-9341), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).
The fund’s initial and subsequent investment minimums generally are as follows:
Class	Initial Minimum	Subsequent Minimum
Class A, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R6	None	None

Taxes
If your shares are held in a taxable account, the fund’s distributions will be taxed to you as ordinary income and/or capital gains.  If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.
Payments to Broker/Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or MFS’ affiliates may pay the financial intermediary for the sale of shares of the fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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